SECTION 906 CERTIFICATION
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Morgan Stanley U.S. Government Securities Trust
     In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2009 that is accompanied by this certification, the undersigned hereby certifies that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 20, 2009	/s/ Randy Takian
Randy Takian
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley U.S. Government Securities Trust and will be retained by Morgan Stanley U.S. Government Securities Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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SECTION 906 CERTIFICATION
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
Morgan Stanley U.S. Government Securities Trust
     In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2009 that is accompanied by this certification, the undersigned hereby certifies that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 20, 2009	/s/ Francis Smith
Francis Smith
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley U.S. Government Securities Trust and will be retained by Morgan Stanley U.S. Government Securities Trust and furnished to the Securities and Exchange Commission or its staff upon request.

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